                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  Each of the undersigned hereby constitutes and appoints PHILIP RICE, DANIEL
J. HEINRICH and AUSTIN KIM, and each of them with power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any related registration statements filed pursuant to Rule 462 and otherwise for Transamerica Finance Corporation, and any and all amendments thereto (including post-effective amendments), and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that each such attorney-in-fact or his substitute may lawfully do or cause to be done by virtue hereof.

  Executed on the 14th day of December, 1998.

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
           /s/ THOMAS J. CUSACK                       /s/ CHARLES E. TINGLEY
___________________________________________ ___________________________________________
             Thomas J. Cusack                           Charles E. Tingley

            /s/ EDGAR H. GRUBB                       /s/ MITCHELL F. VERNICK
___________________________________________ ___________________________________________
              Edgar H. Grubb                            Mitchell F. Vernick

          /s/ FRANK C. HERRINGER                       /s/ ROBERT A. WATSON
___________________________________________ ___________________________________________
            Frank C. Herringer                           Robert A. Watson

            /s/ STEVEN A. READ
___________________________________________
              Steven A. Read
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